CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

ADDENDUM TO CURRENT LEASE BY AND BETWEEN
BCR FONDO DE INVERSIÓN INMOBILIARIO AND HOLOGIC SURGICAL PRODUCTS COSTA RICA S.R.L

No. 3

We,
BCR FONDO DE INVERSIÓN INMOBILIARIO, a real estate investment fund with legal entity identification number three – one hundred and ten – two hundred and seventy-seven thousand four hundred and eight, duly registered with the National Register of Securities and Intermediaries of the Superintendence General of Securities, by means of resolution number SGV-R-ONE HUNDRED AND FORTY-FOUR, issued at ten hours on the eleventh day of September, two thousand, which fund, in accordance with the provisions of Article 62 of the Stock Market Regulatory Law, is managed and represented by BCR SOCIEDAD ADMINISTRADORA DE FONDOS DE INVERSIÓN, SOCIEDAD ANÓNIMA, with legal entity identification number three – one hundred and one – two hundred and forty-nine thousand and fifty-one, company that is in turn represented by ÁLVARO CAMACHO DE LA O, of age, a Costa Rican national, divorced, a Licentiate in economics, bearer of identity card number four – one hundred forty seven – four hundred fifty-seven, domiciled in Oficentro Torre Cordillera, Rohrmoser, 13th floor, 300 meters South of “Plaza Mayor”, in my capacity as LEGAL REPRESENTATIVE, with FULL POWER OF ATTORNEY AND NO RESTRICTIONS AS TO THE AMOUNTS INVOLVED, hereinafter and collectively referred to as the “OWNER” or “LESSOR” or the “FUND”, and

NILO CARAVACA GARCÉS, of age, a Costa Rican national, married, an electrical engineer, resident of Cartago, San Ramón of Tres Ríos, bearer of identity card number 1-0783-0984, in his capacity as duly authorized representative with FULL POWER OF ATTORNEY AND NO RESTRICTIONS AS TO THE AMOUNTS INVOLVED, of the company HOLOGIC SURGICAL PRODUCTS COSTA RICA S.R.L, with legal entity identification number 3-102-348759, hereinafter referred to as “LESSEE” or “TENANT”.

PREAMBLE:

FIRST

WHEREAS, LESSEE, formerly CYTYC SURGICAL PRODUCTS COSTA RICA S.A., executed a Lease with ZONA FRANCA COYOL S.A. on the twenty third day of April, 2007, to lease a property duly registered with the Real Estate Register of the National Registry, under Real Estate registration number 2-68515-F-000, located in district 13, La Garita, of Canton 1, Alajuela, of the Province of Alajuela.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

SECOND

WHEREAS, by means of instrument executed in the city of San José, at ten hours and thirty minutes on September 29th, 2016, before Notary Karla Villalobos Alpízar, by means of which BCR FONDO DE INVERSIÓN INMOBILIARIO acquired from ZONA FRANCA COYOL S.A. the property subject matter of the Lease, and in view of such purchase and sale, the aforesaid REAL ESTATE INVESTMENT FUND assumed, in its dual capacity as owner and Lessor, all leases of the properties assigned and delivered to it under such instrument, a situation that was duly communicated by notice to LESSEE.
THIRD

WHEREAS, in view of the notice of assignment made by ZONA FRANCA COYOL S.A., the REAL ESTATE INVESTMENT FUND recognizes and accepts HOLOGIC SURGICAL PRODUCTS COSTA RICA S.R.L as the TENANT or LESSEE of the property described above, and the latter recognizes and accepts the REAL ESTATE INVESTMENT FUND as the OWNER or LESSOR of the property subject matter of the Agreement hereby added.
Therefore, we do hereby execute this Addendum, which shall be governed by the following clauses, approved by the parties by mutual agreement:
CLAUSES

1.	LESSOR:

It is agreed to modify the Lease in order that any reference therein made to LESSOR or OWNER shall be hereinafter read as a reference to BCR FONDO DE INVERSIÓN INMOBILIARIO.

2.	STOCK MARKET REGULATORY LAW:

In accordance with Article 95 of the Stock Market Regulatory Law and Article 86 of the General Regulations on Management Companies and Investment Funds in force at the time of execution of this Agreement, LESSEE represents that it does not have, and undertakes not to acquire, any shares in the Real Estate Investment Fund that is the owner of the property hereunder leased, whether directly, or through any individual or legal entity that is a member of its group of interest, as such term is defined in Article 120 of said Regulations. Failure to comply with the above is grounds for termination of the Agreement, with liability being incurred by LESSEE.

3.	TERM:

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

By common agreement, the parties state that they hereby extend the term of the Agreement for an additional period of ten (10) years or one hundred and twenty months (120), counted from the 1st day of August, 2018, and to expire on the 31st day of July, 2028.

The LESEE is hereby granted two (2) additional and consecutive five (5) year options to extend the Lease at the end of the Term.

The LESSEE shall have the right to terminate this lease effective at any time after the 31st day of July 2022, by giving LESSOR written notice of the termination no less than eighteen (18) months in advance of the termination date. Given the case that the LESSEE chooses to terminate this lease effective at any time before the 31st day of July, 2022, in addition to the eighteen (18) months notice, the LESSEE shall also pay the LESSOR, as penalty for early termination, the amount of rent that otherwise would have paid up to the aforementioned date. In any given case, in addition to the prior, LESSEE shall pay the LESSOR any unamortized portion of the LESSOR’S contribution to the Building Improvement Projects corresponding to finished projects.

4.	RENT:

The rent to be paid by LESSEE to LESSOR, from the 1st day of August, 2018 to the 31st day of July, 2020 shall be the amount of [***], legal tender of the United States of America, payable on a monthly basis and in advance. This amount shall be applied an annual increase of [***] on the 1st day of August of the following years, as detailed in “Exhibit A” to this document, which, duly signed by both parties hereto, becomes an integral part of the Agreement.

In addition, LESSEE shall pay to LESSOR the sum required to cover the private services of maintenance of the property under the “Park Services Provision Agreement”, which, starting from the 1st day of August, 2018 and until the 31st day of July, 2020, shall be the sum of [***], legal tender of the United States of America, payable on a monthly basis and in advance. This amount shall be applied an annual increase of [***] on the 1st day of August of the following years, as detailed in “Exhibit A” to this document, which, duly signed by both parties hereto, becomes an integral part of the Agreement.

5.	BUILDING IMPROVEMENTS

In addition, LESSEE shall be permitted to construct the Building Improvement Projects listed on “Exhibit B” to this document, and LESSOR shall reimburse LESSEE for [***] of the costs of each project, up to an amount of [***] for all projects altogether, which shall be approved in advance by the Parties. Any Landlord contribution will be amortized on a straight line basis over the remaining

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

months in the Lease term at the time the asset is placed in service and until the 31st day of July, 2028

All permits and authorizations required by the improvements shall run by Lessee’s account.

6.	RESPECT TO PREVIOUS PROVISIONS:

Anything not expressly modified by the parties in this Addendum with regard to the Lease executed on April 23, 2007, as amended, shall remain the same, reason for which the parties undertake to respect the rights and comply with the obligations and undertakings that were assumed originally by and between ZONA FRANCA COYOL S.A. and HOLOGIC SURGICAL PRODUCTS COSTA RICA S.R.L; and which arise out of and exist and are effective under the executed Lease, as amended.
In witness whereof, we have hereunto set our hand on two original, prevailing the version in the Spanish language for interpretation purposes, on this the 4th day of January, 2018, in San José, Costa Rica.

/s/ Álvaro Camacho De La O	/s/ Nilo Caravaca Garcés
EL ARRENDANTE	EL ARRENDATARIO
ÁLVARO CAMACHO DE LA O	NILO CARAVACA GARCÉS
BCR FONDO DE INVERSIÓN INMOBILIARIO	HOLOGIC SURGICAL PRODUCTS COSTA RICA S.R.L

Exhibit A

Ajustes de Renta de [***]
Rent Adjustments of [***]

Period		Monthly Rent	Monthly Maintenance	Total Monthly Payment
Beginning	Ending
1-Aug-18	31-Jul-19	[***]	[***]	[***]
1-Aug-19	31-Jul-20	[***]	[***]	[***]
1-Aug-20	31-Jul-21	[***]	[***]	[***]
1-Aug-21	31-Jul-22	[***]	[***]	[***]
1-Aug-22	31-Jul-23	[***]	[***]	[***]
1-Aug-23	31-Jul-24	[***]	[***]	[***]
1-Aug-24	31-Jul-25	[***]	[***]	[***]
1-Aug-25	31-Jul-26	[***]	[***]	[***]
1-Aug-26	31-Jul-27	[***]	[***]	[***]
1-Aug-27	31-Jul-28	[***]	[***]	[***]

ANEXO B

[***])

[***])

[***])
[***])
$514,080
[***])